UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 6, 2006
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                              000-31989              54-1987541

(State or other                 (Commission File No.)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification No.)

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results Of Operations And Financial Condition

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Convera Corporation (the "Company"), dated December 6, 2006, reporting the Company's financial results for the fiscal quarter ended October 31, 2006. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 6, 2006, the Company's Board of Directors appointed Matthew G. Jones to the position of Chief Financial Officer, Treasurer and Secretary. Mr. Jones had been serving as the Acting Chief Financial Officer, Treasurer and Secretary since July 24, 2006 following the resignation of the Company's previous Chief Financial Officer.


Item 9.01(c).  Financial Statements and Exhibits

         99.1 Press Release of Convera Corporation dated December 6, 2006.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       CONVERA CORPORATION


                                       By:   /s/ Matthew G. Jones
                                             Matthew G. Jones
                                             Chief Financial Officer

Date:  December 7, 2006




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